Exhibit 21.1

Subsidiaries of Marathon Oil Corporation+

Company Name	State or Country in which Incorporated or Organized
1318214 Alberta Ltd.	Alberta	Canada
1339971 Alberta Ltd.	Alberta	Canada
539 Caymans Limited	Cayman Islands
852006 Alberta Ltd.	Alberta	Canada
Alaska Transportation Service Company	Delaware
*Alba Associates LLC	Cayman Islands
Alba Equatorial Guinea Partnership, L.P.	Delaware
*Alba Plant LLC	Cayman Islands
*Alvheim AS	Norway
Amethyst Calypso Pipeline LLC	Delaware
*AMPCO Marketing, L.L.C.	Michigan
*AMPCO Services, L.L.C.	Michigan
Arctic Sun Shipping Company, Ltd.	Delaware
*Atlantic Methanol Associates LLC	Cayman Islands
*Atlantic Methanol Production Company LLC	Cayman Islands
Baja Holdings B.V.	Delaware
Baja Power Holdings B.V.	Netherlands
Beluga Pipe Line Company	Delaware
Bonded Oil Company	Delaware
Brae Gas Marketing Company Limited	England
Catlettsburg Refining, LLC	Delaware
*Centennial Pipeline LLC	Delaware
Continental Divide LLC	Delaware
E.G. Global LNG Services, Ltd.	Delaware
*Eagle Sun Company Limited	Liberia
Electrogen International - Marathon Power Limited	Cayman Islands
*Equatorial Guinea LNG Company, S.A.	Equatorial Guinea
*Equatorial Guinea LNG Holdings Limited	Bahamas
*Equatorial Guinea LNG Operations, S.A.	Equatorial Guinea
*Equatorial Guinea LNG Train 1, S.A.	Equatorial Guinea
*Explorer Pipeline Company	Delaware
FWA Equipment & Mud Company, Inc.	Delaware
Gas Natural Baja California, S. de R.L. de C.V.	Mexico
*Gebel El Zeit Petroleum Company	Egypt
Glacier Drilling Company	Delaware
Globex Energy, Inc.	Delaware
*Gravcap, Inc.	Delaware
*Green Bay Terminal Corporation	Wisconsin

Company Name	State or Country in which Incorporated or Organized
Grupo GNBC, S. de R.L. de C.V.	Mexico
GTLI LLC	Delaware
*Guilford County Terminal Company, LLC	North Carolina
Hardin Street Logistics LLC	Delaware
*In-Depth Systems, Inc.	Texas
Interocean Oil Company, Inc.	Delaware
*Johnston County Terminal, LLC	Delaware
*Kenai Kachemak Pipeline, LLC	Alaska
*Kenai LNG Corporation	Delaware
Kenai Nikiski Pipeline LLC	Delaware
Limited Liability Company “Marathon Petroleum Ukraine”	Ukraine
*LOCAP LLC	Delaware
*LOOP LLC	Delaware
Mannheim Terminal and Warehousing Service Company	Illinois
Marathon Alaska Natural Gas Company	Delaware
Marathon Alpha Holding LLC	Delaware
Marathon Baja Limited	Cayman Islands
Marathon Cameroon Limited	Cayman Islands
Marathon Canada Holdings Limited	Nova Scotia	Canada
Marathon Canada Marketing, Ltd.	Delaware
Marathon Canada Petroleum ULC	Nova Scotia
Marathon Canadian Oil Sands Holding Limited	Alberta	Canada
Marathon Domestic LLC	Delaware
Marathon E.G. Alba Limited	Cayman Islands
Marathon E.G. Holding Limited	Cayman Islands
Marathon E.G. International Limited	Cayman Islands
Marathon E.G. LNG Holding Limited	Cayman Islands
Marathon E.G. LPG Limited	Cayman Islands
Marathon E.G. Methanol Limited	Cayman Islands
Marathon E.G. Offshore Limited	Cayman Islands
Marathon E.G. Petroleum Operations Limited	Cayman Islands
Marathon E.G. Production Limited	Cayman Islands
Marathon East Texas Holdings LLC	Delaware
Marathon Energy Nigeria	Cayman Islands
Marathon Equatorial Guinea Limited	Cayman Islands
Marathon Exploration Tunisia, Ltd.	Delaware
Marathon Financing Trust I	Delaware
Marathon Financing Trust II	Delaware
Marathon Gas Gathering Inc.	Delaware
Marathon Global Services, Ltd.	Delaware
Marathon Green B.V.	Netherlands
Marathon GTF Development Limited	Cayman Islands
Marathon GTF Holdings Limited	Cayman Islands
Marathon GTF Technology, Ltd.	Delaware
Marathon Guaranty Corporation	Delaware

Company Name	State or Country in which Incorporated or Organized
Marathon Indonesia Holding Limited	Cayman Islands
Marathon Indonesia New Ventures Limited	Cayman Islands
Marathon International Oil Company	Delaware
Marathon International Petroleum (G.B.) Limited	England
Marathon International Petroleum Angola Block 31 Limited	Cayman Islands
Marathon International Petroleum Angola Block 32 Limited	Cayman Islands
Marathon International Petroleum Asia Pacific Limited	Cayman Islands
Marathon International Petroleum Canada, Ltd.	Delaware
Marathon International Petroleum Hibernia Limited	Cayman Islands
Marathon International Petroleum Holdings LLC	Delaware
Marathon International Petroleum Indonesia Limited	Cayman Islands
Marathon International Petroleum Ireland Limited	Cayman Islands
Marathon International Petroleum Libya Limited	Cayman Islands
Marathon International Petroleum Mercury Limited	Cayman Islands
Marathon International Petroleum Supply Company (G.B.) Limited	England and Wales
Marathon International Petroleum Turquesa Limited	Cayman Islands
Marathon International Petroleum Ukraine Holding Limited	Cayman Islands
Marathon International Petroleum Ventures Limited	Cayman Islands
Marathon International Petroleum, Ltd.	Delaware
Marathon Kinsale Storage Limited	Cayman Islands
Marathon LNG Marketing LLC	Delaware
Marathon Luxembourg Financing S.a.r.l	Luxembourg
Marathon Methanol Holding LLC	Delaware
Marathon Nigeria Holding	Cayman Islands
Marathon Nigerian Ventures LLC	Delaware
Marathon Offshore Alpha Limited	Cayman Islands
Marathon Offshore Beta Limited	Cayman Islands
Marathon Offshore Delta Limited	Cayman Islands
Marathon Offshore Epsilon Limited	Cayman Islands
Marathon Offshore Gamma Limited	Cayman Islands
Marathon Offshore GTC Limited	Cayman Islands
Marathon Offshore Libya Service Company, Ltd.	Delaware
Marathon Offshore Pipeline LLC	Delaware
Marathon Oil (East Texas) L.P.	Texas
Marathon Oil (West Texas) L.P.	Texas
Marathon Oil Canada Corporation	Alberta	Canada
Marathon Oil Company	Ohio
Marathon Oil Company Foundation	Texas
Marathon Oil Decommissioning Services, Ltd.	Delaware
Marathon Oil Downstream, Ltd.	Delaware
Marathon Oil Exploration (U.K.) Limited	England
Marathon Oil Gabon Limited	Cayman Islands
Marathon Oil Ireland Limited	Cayman Islands
Marathon Oil Libya Limited	Cayman Islands
Marathon Oil North Sea (G.B.) Limited	England

Company Name	State or Country in which Incorporated or Organized
Marathon Oil Sands L.P.	Alberta	Canada
Marathon Oil U.K., Ltd.	Delaware
Marathon Oil Ukraine, Ltd.	Delaware
Marathon Petroleum (Syria) B.V.	Netherlands
Marathon Petroleum (Syria) Ltd	Switzerland
Marathon Petroleum Akoumba Limited	Cayman Islands
Marathon Petroleum Amethyst Limited	Cayman Islands
Marathon Petroleum Angola Block 31 Limited	Cayman Islands
Marathon Petroleum Angola Block 32 Limited	Cayman Islands
Marathon Petroleum Azul Limited	Cayman Islands
Marathon Petroleum Cap Bon, Ltd.	Delaware
Marathon Petroleum Company	Delaware
Marathon Petroleum Company (Norway)	Delaware
Marathon Petroleum Company Canada, Ltd.	Alberta	Canada
Marathon Petroleum Company LLC	Delaware
Marathon Petroleum Dutch Holdings B.V.	Netherlands
Marathon Petroleum Dutch Holdings Coöperatief U.A.	Netherlands
Marathon Petroleum Eastern, Ltd.	Delaware
Marathon Petroleum Egypt, Ltd.	Delaware
*Marathon Petroleum El Manzala Limited	Cayman Islands
Marathon Petroleum Gabon LDC	Cayman Islands
Marathon Petroleum Gabon, Ltd.	Delaware
Marathon Petroleum Garnet Limited	Cayman Islands
Marathon Petroleum Gebel El Zeit, Ltd.	Delaware
Marathon Petroleum Hibernia, Ltd.	Delaware
Marathon Petroleum Holdings LLC	Delaware
Marathon Petroleum Investment, Ltd.	Delaware
Marathon Petroleum Ireland, Ltd.	Delaware
Marathon Petroleum Jenein Limited	Cayman Islands
Marathon Petroleum Jupiter Limited	Cayman Islands
Marathon Petroleum Lapis Limited	Cayman Islands
Marathon Petroleum Libya, Ltd.	Delaware
Marathon Petroleum Nigeria Limited	Nigeria
Marathon Petroleum Norge AS	Norway
Marathon Petroleum North Sea (G.B.) Limited	England
Marathon Petroleum Preferred Funding, Ltd.	Delaware
Marathon Petroleum Production Finance, Ltd.	Delaware
Marathon Petroleum Qatar Limited	Cayman Islands
Marathon Petroleum Russia, Ltd.	Delaware
Marathon Petroleum Salmagundi, Ltd.	Delaware
Marathon Petroleum Sudan, Ltd.	Delaware
Marathon Petroleum Supply Company (U.S.) Limited	England and Wales
Marathon Petroleum Supply LLC	Delaware
Marathon Petroleum Syria, Ltd.	Delaware

Company Name	State or Country in which Incorporated or Organized
Marathon Petroleum Timor Gap East, Ltd.	Delaware
Marathon Petroleum Timor Gap West, Ltd.	Delaware
Marathon Petroleum U.K., Ltd.	Delaware
Marathon Petroleum Venus Limited	Cayman Islands
Marathon Petroleum West of Shetlands Limited	England and Wales
Marathon Petroleum Western Siberia Limited	Cayman Islands
Marathon Pipe Line Company	Nevada
Marathon Pipe Line LLC	Delaware
Marathon Portfolio International Limited	Cayman Islands
Marathon Power Argentina Limited	Cayman Islands
Marathon Power Company, Ltd.	Delaware
Marathon Power India Limited	Cayman Islands
Marathon PrePaid Card LLC	Ohio
Marathon Qatar GTL Limited	Cayman Islands
Marathon Renewable Fuels LLC	Delaware
Marathon Russia Offshore Resources, Ltd.	Delaware
Marathon Russia Resource Company, Ltd.	Delaware
Marathon Russia Secondment, Ltd.	Delaware
Marathon Sakhalin Limited	Cayman Islands
Marathon Saturn Limited	Ireland
Marathon Service (G.B.) Limited	England
Marathon Service Company	Delaware
Marathon Seven Heads Limited	Ireland
Marathon Upstream Sakhalin Services, Ltd.	Delaware
Marathon West Texas Holdings LLC	Delaware
Marathon Western Saudi Arabia Limited	Cayman Islands
*Martin-Pilot Joint Venture	Michigan
*Mascoma Corporation	Delaware
Mid-Valley Supply LLC	Delaware
Miltiades Limited	England and Wales
*Minnesota Pipe Line Company, LLC	Delaware
MOC Portfolio Delaware, Inc.	Delaware
MP Ukraine Holding Limited	Cyprus
*MPL Investments, Inc.	Delaware
*Muskegon Pipeline LLC	Delaware
MUSSL Russia, Ltd.	Delaware
Navatex Gathering LLC	Delaware
NEC Ethanol LLC	Delaware
New Energy Capital Corp.	Delaware
Niles Properties LLC	Delaware
*Odyssey Pipeline L.L.C.	Delaware
Ohio River Pipe Line LLC	Delaware

Company Name	State or Country in which Incorporated or Organized
*Oil Casualty Insurance, Ltd.	Bermuda
*Oil Insurance Limited	Hamilton	Bermuda
Old Main Assurance Ltd.	Hamilton	Bermuda
Omni Logistics LLC	Delaware
*Palmyra Petroleum Company	Syria
Pan Ocean Energy Company	Delaware
Pennaco Energy, Inc.	Delaware
Pheidippides Finance B.V.	Netherlands
*Pilot of Texas LLC	Texas
*Pilot Receivables LLC	Delaware
*Pilot Travel Centers LLC	Delaware
Polar Eagle Shipping Company, Ltd.	Delaware
Port Everglades Environmental Corp.	Florida
*Poseidon Oil Pipeline Company, L.L.C.	Delaware
*PTC Canada Marketing ULC	Nova Scotia	Canada
*PTC Delaware LLC	Delaware
*PTC Kearney I LLC	Delaware
*PTC Kearney II LLC	Delaware
*PTC Kearney III LLC	Delaware
*PTC Kearney IV LLC	Delaware
**PTC Marketing LLC	Delaware
*PTCAA Texas, L.P.	Texas
Red Butte Pipe Line Company	Delaware
*Resource Environmental, L.L.C.	Delaware
*Southcap Pipe Line Company	Delaware
Speedway Beverage LLC	Delaware
Speedway Petroleum Corporation	Delaware
Speedway Prepaid Card LLC	Ohio
Speedway SuperAmerica LLC	Delaware
Speedway.com LLC	Delaware
Starvin Marvin, Inc.	Delaware
SuperAmerica Beverage LLC	Delaware
SuperAmerica Franchising LLC	Delaware
SuperMom’s LLC	Delaware
Tarragon Resources (U.S.A.) Inc.	Delaware
Texas Oil & Gas Corp.	Delaware
*The Andersons Clymers Ethanol LLC	Ohio
*The Andersons Marathon Ethanol LLC	Delaware
*West Gemsa Petroleum Company	Egypt
Western Bluewater Resources (Trinidad) Limited	Trinidad and Tobago
Western Oil Holdings (Barbados) Inc.	Barbados
Western Oil Sands (U.S.A.) Inc.	Delaware
Western US Holdings Inc.	Delaware
*WIP, LLC	Indiana
Yorktown Assurance Corporation	Vermont

+	Certain subsidiaries are not listed since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary under the Securities and Exchange Commission Regulation S-X, Rule 1-02(w).

*	Indicates a company that is not wholly owned directly or indirectly by Marathon Oil Corporation